Barclays Americas Select Franchise Conference 2019 May 14, 2019 Terry Dolan Vice Chairman and Chief Financial Officer Andy Cecere Chairman, President and Chief Executive Officer Exhibit 99.1

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

As of 3/31/19, except market value as of 5/6/19 NYSE Traded USB Founded 1863 Market Value $85B Assets $476B Deposits $348B Loans $288B U.S. Bancorp

Source: company reports and Bloomberg Assets and deposits as of 3/31/19, market value as of 5/6/19 Our Advantaged Position Assets Market Value Deposits

Consumer & Business Banking, 40% Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Payment Services, 29% Retail payment solutions, global merchant acquiring and corporate payment systems Corporate & Commercial Banking, 18% Corporate banking, commercial banking and commercial real estate Wealth Management & Investment Services, 13% Wealth management, asset management, global corporate trust and custody, and fund services Full year 2018 taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 19 for calculation Our Businesses

Full year 2018 Source: company reports; peer banks include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC * Non-GAAP, see slide 20 for USB calculation Our Financial Performance Return on Average Common Equity Return on Average Assets Efficiency Ratio

Adapting to meet customer expectations Embracing change and the future of banking Leveraging technology and innovation Creating a nimble and agile environment Making it easier to do business with us Optimizing everything Building on our ethical culture Safeguarding our customers’ information Maintaining our financial discipline Breaking down silos Taking a holistic view of the customer Creating a seamless customer experience Our Strategy

How We Execute We strive to improve the experience and add value for our customers at every touchpoint, delivering the choice, convenience, control and insights they desire by: Putting the customer in the center Strategically investing in technology Driving innovation across the company

Empowering Our Corporate Clients Data analytics Embedded Tableau visualizations provide portfolio insights at a glance Real-time cash and trades Reimagined design provides real-time data and straight-through processing Mobile Leveraged fintech partnership to “mobilize” web without additional coding Pivot features: Pivot, our custom portal built for Corporate Trust, Fund Services and Custody clients, streamlines operations and supports a variety of complex business needs, all in one elegant solution.

Advancing Corporate Payments In an industry first, our Expense Wizard platform leverages virtual card, artificial intelligence and chatbot technology to address a new category of business spend. Today, non-employees and infrequent travelers rely on personal cards for their business spend In real time, Expense Wizard pushes virtual cards to business travelers’ mobile wallets, reducing their reliance on personal cards Companies using Expense Wizard gain visibility and control by leveraging their business card Chatbot and artificial intelligence technology work behind the scenes to automatically build the expense report

We developed an end-to-end digital application to simplify and transform the way our customers fund their small businesses. Business process impacts Technology impacts Reduced the number of application fields by >70% More than doubled the rate of applications approved with no underwriter review Dashboard provides customers with visibility into their application status Digital document upload eliminates paper and saves time Branch visits are no longer required; all steps in the lending process can be completed digitally The products we offer through our digital lending platform account for more than half of our total small business lending application volume. The entire lending process can now be completed same day, often within an hour or less. Funding Small Businesses Faster

Pre-filled customer information Loan decision within minutes of application submission Proactive communications and automated follow-ups eConsent for electronic loan document delivery and eSignature capabilities Improved customer experience Substantial time savings for our Mortgage Loan Officers Faster time-to-closing Ease of document upload Streamlining Mortgage Lending We reimagined the home buying experience, streamlining our mortgage application process through a combination of a fintech partnership and internally developed solutions.

Our completely redesigned mobile app features a competitive set of service and sales functionalities, making mobile banking simpler than ever. Reimagining Mobile Banking Features a comprehensive suite of consumer and small business products Offers personalized insights and proactively addresses customer needs using artificial intelligence Provides in-context help to alleviate pain points Gives customers greater ability to manage accounts with enhanced card controls Our new app:

Adapting Our Delivery Model Relocating and redesigning branches in our existing markets Selectively entering new markets with a branch-lite physical presence Closing offices where appropriate and optimizing square footage As we continually enhance our products and capabilities to better serve our customers, we must also enhance the way we deliver those products and capabilities. Our physical asset optimization initiative is focused on:

As we accelerate the transformation of our distribution network, we aim to deliver the branch model that best serves our customers’ evolving preferences. Optimizing Our Existing Branch Network

We will selectively expand into new markets, leveraging: Single-product customer relationships outside our existing branch footprint Enhanced digital capabilities Branch-lite physical presence The strengths and capabilities of all of USB’s major lines of business Expanding Our Physical Presence “U.S. Bank announces Charlotte expansion”

Drivers of improving returns: Net interest income Noninterest income Positive operating leverage Capital management Driving Growth and Returns Industry-leading Returns 2018 ROACE vs Peers Source: company reports; peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Capital conservation buffer Minimum capital requirement Internal buffer

Appendix

Non-GAAP Financial Measures

Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Non-GAAP Financial Measures